Exhibit 10.10

the Sublessor's Agent (salesperson or broker associate); or both the Sublessor's Agent NA License No. is (check one): Sublessee's Agent and the Sublessor's Agent (dual agent). Sublessee's Brokerage Firm NA License No. Is the broker of (check one): (dual agent). the Sublessee; or both the Sublessee and Sublessor the Sublessee's Agent (salesperson or broker associate); or both the SUBLEASE FOR A SINGLE SUBLESSEE To be used if the entire space (Premises) will be subleased by a single sublessee whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building . If there will be one or more sublessees sharing the space with each other and/or the lessee, whether or not the space (Premises) is a single tenant building or is located in a multi - tenant building, use the Sublease for Multiple Tenants . 1. Basic Provisions ("Basic Provisions"). 1. Parties : This Sublease (" Sublease "), dated for reference purposes only October 13, 2022 , is made by and between SPI Solar, Inc. (" Sublessor ") and Solar4america Technology Inc. (" Sublessee "), (collectively the " Parties ", or individually a " Party "). 2. Premises : That certain real property, including all improvements therein, and commonly known as (street address, city, state, zip) (i) Building 783, Bay L, 4741 Urbani Avenue, McClellan, California and (ii) Building 783, Bay P, 4801 Urbani Avenue, McClellan, California located in the County of Sacramento , State of California and generally described as (describe brieﬂy the nature of the property) 139,100 square feet which is a portion of the "Premises" described in the Master Lease (" Premises "). 3. Term : 8 years and 7 months commencing July 1, 2022 (" Commencement Date ") and ending January 31, 2031 (" Expiration Date "). 4. Early Possession : If the Premises are available Sublessee may have non - exclusive possession of the Premises commencing NA (" Early Possession Date "). 5. Base Rent : $ 50 , 103 . 82 per month for July 1 , 2022 to December 31 , 2022 ; $ 51 , 606 . 10 per month for January 1 , 2023 to December 31 , 2023 ; $ 53 , 150 . 11 per month for January 1 , 2024 to December 31 , 2024 ; $ 54 , 749 . 76 per month for January 1 , 2025 to December 31 , 2025 ; $ 56 , 391 . 14 per month for January 1 , 2026 to December 31 , 2026 ; $ 58 , 088 . 16 per month for January 1 , 2027 to January 31 , 2028 ; then for the period from February 1 , 2028 through January 31 , 2031 , Base Rent is $ 80 , 622 per month for months 1 to 12 ; $ 83 , 041 per month for months 13 to 24 and $ 85 , 532 per month for months 25 to 36 per month (" Base Rent "), payable on the 1 st day of each month commencing July 1 , 2022 . Sublessee agrees to pay Additional Rent pursuant to Section 5 of the Master Lease . If this box is checked, there are provisions in this Sublease for the Base Rent to be adjusted. 6. Base Rent and Other Monies Paid Upon Execution : (a) Base Rent : $50,103.82 for the period July 1, 2022 to July 31, 2022 . (b) Security Deposit : (" Security Deposit "). (c) Association Fees : for the period . (d) Other : for . (e) Total Due Upon Execution of this Lease : $50,103.82 . $415,000 for initial direct costs to obtain the Sublease and $385,000 as a Security Deposit under the Sublease shall be due by December 31, 2022. 7. Agreed Use : The Premises shall be used and occupied only for office, solar panel assembly, warehouse, manufacturing and related uses and for no other purposes . 8. Real Estate Brokers . (a) Representation : Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, conﬁrms and consents to the following agency relationships in this Sublease with the following real estate brokers (" Broker(s) ") and/or their agents ("Agent(s)"): Sublessor's Brokerage Firm NA License No. is the broker of (check one): the Sublessor; or both the Sublessee and Sublessor (dual agent). Sublessee's Agent NA License No. is (check one): Sublessee's Agent and the Sublessor's Agent (dual agent). (b) Payment to Brokers : Upon execution and delivery of this Sublease by both Parties, Sublessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of or % of the total Base Rent) for the brokerage services rendered by the Brokers. INITIALS © 2019AIR CRE. All Rights Reserved. SBS - 9.04, Revised 10 - 22 - 2020 INITIALS Last Edited: 10/13/2022 3:30 PM Page 1 of 6

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1.9 **Guarantor.** The obligations of the Sublessee under this Sublease shall be guaranteed by NA ("**Guarantor**").

1.10 **Attachments.** Attached hereto are the following, all of which constitute a part of this Sublease:

- [x] an Addendum consisting of Paragraphs 14 through 17 ;
- [ ] a plot plan depicting the Premises;
- [ ] a Work Letter;
- [x] a copy of the master lease and any and all amendments to such lease (collectively the "**Master Lease**");
- [ ] other (specify): ________ .

2. Premises.

2.1 **Letting.** Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Sublease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **Note: Sublessee is advised to verify the actual size prior to executing this Sublease.**

2.2 **Condition.** Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("**Start Date**"), and warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), and any items which the Sublessor is obligated to construct pursuant to the Work Letter attached hereto, if any, other than those constructed by Sublessee, shall be in good operating condition on said date. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Sublessor shall, as Sublessor's sole obligation with respect to such matter, except as otherwise provided in this Sublease, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Sublessor's expense. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements. If Sublessee does not give Sublessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense.

2.3 **Compliance.** Sublessor warrants that any improvements, alterations or utility installations made or installed by or on behalf of Sublessor to or on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("**Applicable Requirements**") in effect on the date that they were made or installed. Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use. **NOTE: Sublessee is responsible for determining whether or not the zoning and other Applicable Requirements are appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed.** If the Premises do not comply with said warranty, Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non-compliance, rectify the same.

2.4 **Acknowledgements.** Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Sublessor ~~and/or Brokers~~ to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Sublessee's intended use, (c) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by ~~Brokers or~~ Sublessor, (e) the square footage of the Premises was not material to Sublessee's decision to sublease the Premises and pay the Rent stated herein, and (f) neither Sublessor, nor Sublessor's agents, ~~nor Brokers~~ have made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease. In addition, Sublessor acknowledges that: ~~(i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and (ii)~~ it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 **Americans with Disabilities Act.** In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: ☐ Sublessor's expense ☑ Sublessee's expense.

3. Possession.

3.1 **Early Possession.** Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2 **Delay in Commencement.** Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in ~~Paragraph 3.3 of~~ the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3 **Sublessee Compliance.** Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. Rent and Other Charges.

4.1 **Rent Defined.** All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("**Rent**"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.2 **Utilities.** Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

osit. The rights and obligations of Sublessor and Sublessee as to rity Deposit shall be as set forth in Paragraph 5 of the Master Lease (as

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modified by Paragraph 6.3 of this Sublease).

6. Master Lease.

6.1 Sublessor is the lessee of the Premises by virtue of the **"Master Lease"**, wherein McClellan Realty, LLC is the lessor, hereinafter the **"Master Lessor"**.

6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: Paragraphs 2, 3.1.A-3.1.I, 4, 29, 31.2 and Exhibit B of Master Lease, 3 of 1st Amendment, 3 of 2nd Amendment, and 4 and 6 of 3rd Amendment. .

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the **"Sublessee's Assumed Obligations"**. The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the **"Sublessor's Remaining Obligations"**.

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

7. Assignment of Sublease and Default.

7.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

7.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. In the event, however, that the amount collected by Master Lessor exceeds Sublessor's obligations any such excess shall be refunded to Sublessor subject to Section 27.1(A)(4) of Master Lease.. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

7.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

7.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

8. Consent of Master Lessor.

8.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease or executes a separate Landlord Consent thereby giving its consent to this Subletting.

8.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties, then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

8.3 In the event that Master Lessor does give such consent then:

(a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

(b) The acceptance of Rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

(c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

(d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

(e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

(f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.

(g) Unless directly contradicted by other provisions of this Sublease, the consent of Master Lessor to this Sublease shall not constitute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor in the Master Lease or contained in a separate Landlord Consent document ~~(see Paragraph 39.2 of the Master Lease)~~.

8.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this

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5. Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and eﬀect. 6. In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default concurrently with the notice delivered to Sublessor . Sublessee shall have the right to cure any Default of Sublessor described in any notice of default if Sublessee does so within the same number of days set forth in the notice of default given to Sublessor. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and oﬀset from and against Sublessor. 9. Additional Brokers Commissions . 1. Sublessor agrees that if Sublessee exercises any option or right of ﬁrst refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in eﬀect at the time of the execution of this Sublease . Notwithstanding the foregoing, Sublessor's obligation under this Paragraph is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller . 2. If a separate brokerage fee agreement is attached then Master Lessor agrees that if Sublessee shall exercise any option or right of ﬁrst refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend or renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions, Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule attached to such brokerage fee agreement . 3. Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow. 4. Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 9. Broker shall be deemed to be a third - party beneﬁciary of this paragraph 9 . 10. Representations and Indemnities of Broker Relationships. The Parties each represent and warrant to the other that it has had no dealings with any person, ﬁrm, broker, agent or ﬁnder (other than the Brokers and Agents, if any) in connection with this Sublease, and that no one other than said named Brokers and Agents is entitled to any commission or ﬁnder's fee in connection herewith. Sublessee and Sublessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, ﬁnder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto. 11. Attorney's fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter deﬁned) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, " Prevailing Party " shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation). 12. No Prior or Other Agreements; Broker Disclaimer. This Sublease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be eﬀective. Sublessor and Sublessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and ﬁnancial responsibility of the other Party to this Sublease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor or Sublessee under this Sublease or any amendment or modiﬁcation hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Sublease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker. Signatures to this Sublease accomplished by means of electronic signature or similar technology shall be legal and binding. 13. Accessibility; Americans with Disabilities Act. (a) The Premises: have not undergone an inspection by a Certiﬁed Access Specialist (CASp). Note: A Certiﬁed Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction - related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction - related accessibility standards within the premises. have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises met all applicable construction - related accessibility standards pursuant to California Civil Code Α 55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report conﬁdential. have undergone an inspection by a Certiﬁed Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction - related accessibility standards pursuant to California Civil Code Α 55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report conﬁdential except as necessary to complete repairs and corrections of violations of construction related accessibility standards. In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certiﬁcate to Lessee within 7 days of the execution of this Lease. INITIALS © 2019AIR CRE. All Rights Reserved. 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(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED

Executed At:
On: 2022年10月13日

By Sublessor:
SPI Solar, Inc.

By: [signature]
Name Denton Peng
Title: CEO
Phone:
Fax:
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Address:
Federal ID No.:

Executed At:
On: October 13, 2022

By Sublessee:
Solar4america Technology Inc.

By: [signature]
Nam HK Cheong
Title: CEO
Phone:
Fax:
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Address:
Federal ID No.:

BROKER
NA

Attn: NA
Title:

Address:
Phone:
Fax:
Email:
Federal ID No.:
Broker DRE License #:
Agent DRE License #:

BROKER
NA

Attn: NA
Title:

Address:
Phone:
Fax:
Email:
Federal ID No.:
Broker DRE License #:
Agent DRE License #:

Consent to the above Sublease is hereby given.

Executed At:
Executed On:

By Master Lessor:
McClellan Realty, LLC

By:

Executed At:
Executed On:

By Guarantor:

By:
Name Printed:

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Title: Phone: Fax: Email: INITIALS © 2019AIR CRE. All Rights Reserved. SBS - 9.04, Revised 10 - 22 - 2020 INITIALS Last Edited: 10/13/2022 3:30 PM Page 6 of 6 By: Name Printed: Title: Phone: Fax: Email: Address: Federal ID No.: AIR CRE * https:// www.aircre.com * 213 - 687 - 8777 * contracts@aircre.com NOTICE: No part of these works may be reproduced in any form without permission in writing. Title: Address: By: Name Printed: Title: Address:

1 22831667.1 237260 - 10001 ADDENDUM TO SUBLEASE FOR A SINGLE SUBLESSEE THIS ADDENDUM TO SUBLEASE FOR A SINGLE SUBLESSEE (“ Addendum ”) modifies and amends that certain Sublease for a Single Sublessee (the “ Sublease ”), dated as of October , 2022, by and between SPI Solar, Inc. (“ Sublessor ”) and Solar4america Technology Inc. (“ Sublessee ”), to which this Addendum is attached. In the event of a conflict between the terms and conditions of the Sublease and the terms and conditions of this Addendum, the terms and conditions of this Addendum shall control. The term “Sublease” as used in this Addendum and in the Sublease (and in any other addenda, riders and exhibits to the Sublease) shall mean the Sublease as modified and amended by this Addendum (and by any other addenda, riders and exhibits to the Sublease). 14. ORAL LEASE : The Parties previously entered into an oral agreement for Sublessor to sublease the Premises to Sublessee for the period commencing on January 1 , 2022 through and including June 30 , 2022 . Notwithstanding that such term has expired pursuant to the oral agreement, the Parties desire to document for their records, the terms and provisions of such lease arrangement by entering into the Sublease and this Addendum . Sublessee is currently occupying the Premises as of the date hereof, pursuant to a separate sublease with Sublessor, which covers the successive term commencing on July 1 , 2022 through and including January 31 , 2031 . 15. TERMINATION RIGHT OF SUBLESSOR UNDER MASTER LEASE : The Parties acknowledge that Sublessor has a one - time right to terminate the Master Lease, pursuant to Section 2 . 4 of the Master Lease . Notwithstanding anything contained in the Sublease to the contrary, Sublessor agrees not to exercise such termination right for the duration of the term of the Sublease and Sublessor expressly waives such right to terminate the Master Lease pursuant to this paragraph . 16. NOTICES . All notices or other correspondence required or permitted under the Sublease shall comply with the provisions of Section 26 of the Master Lease, except that such notices or other correspondence to Sublessor and Sublessee shall be delivered as follows : TO SUBLESSOR : SPI Solar, Inc. 4803 Urbani Avenue Mcclellan, CA 95652 Attn: George Milionis Telephone: (650) 274 - 5083 Email: gmilionis@solarjuiceamerica.com TO SUBLESSEE : Solar4america Technology Inc. 4803 Urbani Avenue Mcclellan, CA 95652 Attn: Randy Conone Telephone: (646) 221 - 4830 Email: randy.conone@solar4america.com 17 . RENT PAYMENT : All payments under the Sublease to be made by Sublessee shall be made payable to, mailed, electronically transferred or personally delivered to Subessor at the following address or such other address(es) of which Sublessor may notify Tenant from time to time : SPI Solar, Inc . 4803 Urbani Avenue Mcclellan, CA 95652 _Attn : George Milionis . In the event of payment by wire transfer, Sublessor shall provide Sublessee with Sublessor’s bank information for the bank to which such payment is to be made . DocuSign Envelope ID: 265AB576 - 1685 - 4F9D - B2A1 - DB749C6BF0B5

2 22831667.1 237260 - 10001 IN WITNESS WHEREOF, Sublessor and Sublessee have duly executed this Addendum as of the effective date set forth in the Sublease. SUBLESSOR : SPI SOLAR, INC., a Delaware corporation By: Name: Its: CEO SUBLESSEE : SOLAR4AMERICA TECHNOLOGY INC., a Delaware corporation By: Name: Its: CEO DocuSign Envelope ID: 265AB576 - 1685 - 4F9D - B2A1 - DB749C6BF0B5 Denton Peng HK Cheong

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LANDLORD'S CONSENT TO SUBLEASE

(139,100 SF Sublease)

This Landlord's Consent to Sublease ("Consent"), dated for reference purposes only as October 13, 2022 ("Consent Date"), is made by McCLELLAN REALTY, LLC, a Delaware limited liability company ("Landlord").

1.              The predecessor-in-interest to Landlord, whose address is 3140 Peacekeeper Way, McClellan, California 95652, and the predecessor-in-interest to SPI SOLAR, INC., a Delaware corporation ("Tenant"), entered into that certain written McClellan Park Standard Form Lease Agreement ("Prime Lease") dated December 15, 2016, as amended, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises (the "Premises") located within (i) Building 783, Bay L, 4741 Urbani Avenue, McClellan, California, (ii) Building 783, Bay M, 4761 Parker Avenue, McClellan, California, (iii) Building 783, Bay 0, 4805 Urbani Avenue, McClellan, California, and (iv) Building 783, Bay P, 4801 Urbani Avenue, McClellan, California, as is more particularly described in the Prime Lease.

2.              Tenant and SOLAR4AMERICA TECHNOLOGY INC., a Delaware corporation ("Subtenant"), have entered into that certain Sublease for a Single Sublessee ("Sublease"), dated for reference purposes as October 13, 2022, which subleases a portion of the Premises consisting of approximately 139,100 square feet (as more particularly described therein), a copy of which is attached hereto as Exhibit A.

3.              Pursuant to the provisions of the Prime Lease, including, but not limited, to Section 27, Tenant seeks from, and Landlord does hereby consent to, the Sublease, subject to the following terms and conditions of this Consent.

AGREEMENT

1.              Effective Date. The Effective Date of this Consent shall be the date Landlord executes this Consent as set forth below.

2.              Conditions to Consent. Nothing contained in this Consent or in the Sublease shall be construed to:

a.              Modify, waive or affect (i) any of the provisions, covenants or conditions in the Prime Lease, (ii) any of the Tenant's obligations under the Prime Lease, or (iii) any rights, remedies or obligations of the Landlord under the Prime Lease or otherwise;

b.             Waive any present or future breach or default on the part of the Tenant under the Prime Lease; or

c.              Release or discharge Tenant from any of its obligations under the Prime Lease.

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3. Miscellaneous Provisions:

a.              Tenant shall remain primarily liable and responsible for the full and timely performance and observation of all of the provisions, covenants, and conditions set forth in the Prime Lease to be performed and observed by the Tenant under the Prime Lease, notwithstanding the existence of (and Landlord's consent to) the Sublease, or any breach committed by Subtenant under the Sublease.

b.              In the case of any conflict between the provisions of this Consent and the provisions of the Sublease, the provisions of this Consent shall prevail unaffected by the Sublease.

c.              This Consent shall not be construed as a consent to any further assignment or subletting of any party to the other without Landlord's prior written consent.

IN WITNESS WHEREOF, Landlord has executed this Consent as of the date set forth below.

LANDLORD:

McCLELLAN REALTY, LLC, a Delaware limited liability company

By: /s/ Frank L. Myers

Name: Frank L. Myers

Title: COO

Date: 10/13/22

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EXHIBIT A

Sublease

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